Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,051.59
Total Transaction Valuation	13,400,310.95
Total Offset Amount	2,051.59
Net Fee	$ 0.00